UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 18, 2010

Local Insight Regatta Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-152302	20-8046735
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

188 Inverness Drive West, Suite 800 Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

303-867-1600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Amendment to A&M Letter Agreement

On August 23, 2010, the letter agreement (the “A&M Letter Agreement”) dated as of September 17, 2009, by and between Alvarez & Marsal Private Equity Performance Improvement Group, LLC (“A&M”) and Local Insight Media Holdings, Inc. (“Local Insight Media Holdings”), the indirect parent of Local Insight Regatta Holdings, Inc. (the “Company”), was amended. Under the A&M Letter Agreement, A&M has made available to Local Insight Media Holdings and its subsidiaries (including the Company): (i) Richard C. Jenkins to serve as Interim Chief Financial Officer and (ii) additional consulting personnel. Pursuant to the amendment to the A&M Letter Agreement (the “A&M Letter Agreement Amendment”): (i) the incentive fee payable to A&M under the A&M Letter Agreement has been eliminated and (ii) effective as of June 1, 2010, A&M’s hourly rates were no longer discounted.

A copy of the A&M Letter Agreement Amendment is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

2010 Incentive Bonus

On August 18, 2010, the Compensation Committee of the Board of Directors of Local Insight Media Holdings approved the payment of an incentive bonus (the “2010 Incentive Bonus”) to approximately 200 employees of Local Insight Media Holdings and its subsidiaries (including the Company). The total amount of the 2010 Incentive Bonus is $2,913,500, of which $635,000 represents the amount to be paid by the Company to its employees receiving 2010 Incentive Bonus payments.

The named executive officers identified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 (the “2009 10-K”) will receive the following cash bonus payments under the 2010 Incentive Bonus:

Name	2010 Incentive Bonus Award
Douglas A. Myers	$85,000
James S. Stirbis	$70,000
Scott A. Pomeroy	$275,000
Kevin J. Payne	$65,000	[1]
John S. Fischer	$120,000

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Amendment Letter dated August 23, 2010, to Letter Agreement dated September 17, 2009, by and between Alvarez & Marsal Private Equity Performance Improvement Group, LLC and Local Insight Media Holdings, Inc.*

[1]	In addition to this amount, on April 15, 2010, Mr. Payne received a $100,000 retention bonus payment pursuant to the terms of his employment term sheet, as previously described in the 2009 10-K.
*	Represents management contract or compensatory plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant, Local Insight Regatta Holdings, Inc., has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 24, 2010

LOCAL INSIGHT REGATTA
HOLDINGS, INC.

By:	/s/ JOHN S. FISCHER
Name: John S. Fischer
Title: General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment Letter dated August 23, 2010, to Letter Agreement dated September 17, 2009, by and between Alvarez & Marsal Private Equity Performance Improvement Group, LLC and Local Insight Media Holdings, Inc.*

*	Represents management contract or compensatory plan.

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